UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 1, 2004

Universal Access Global Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-28559

(Commission File Number)

36-4408076

(IRS Employer Identification Number)

233 South Wacker Drive, Suite 600, Chicago, Illinois 60606

(Address of principal executive offices)

Registrant’s telephone number, including area code:  (312) 660-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.01. NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING.

On September 2, 2004, Universal Access Global Holdings Inc. (the “Company”) issued a press release that is attached hereto as Exhibit 99.1.  The press release announces that on September 1, 2004, the Company received notice from the Nasdaq Listing Qualifications Panel that the Company’s securities will be delisted from The Nasdaq SmallCap Market effective with the open of business on Friday, September 3, 2004, as a result of the Company’s failure to satisfy the requirements for continued listing set forth in Marketplace Rules 4310(c)(2)(B) and 4310(c)(4). Pursuant to Instruction F of Form 8-K, the press release is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)           Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release of the Company dated September 2, 2004

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 2, 2004

UNIVERSAL ACCESS GLOBAL HOLDINGS INC.

By:	/s/ Randall R. Lay
Randall R. Lay
Chief Executive Officer

Exhibit Index

Exhibit No.

99.1	Press Release of the Company dated September 2, 2004